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                                                                  EXHIBIT 10.100

                                DRKOOP.COM, INC.

                         2000 EQUITY PARTICIPATION PLAN

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT


Unless otherwise defined herein, the terms defined in the drkoop.com, Inc. 2000 Equity Participation Plan (the "Plan") shall have the same defined meanings in this Amended and Restated Stock Option Agreement. This Amended and Restated Stock Option Agreement amends and restates in its entirety the Stock Option Agreement dated April 10, 2001 previously entered into by the parties that contained certain clerical errors.

I.      NOTICE OF STOCK ADDITIONAL OPTION GRANT

        Stephen Plutsky

        You ("Optionee") have been granted an additional option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement. The terms of your grant are set forth below:


         Date of Grant:                              April 11, 2001
         Vesting Commencement Date:                  August 22, 2000
         Exercise Price per Share:                   $0.13 per share
         Total Number of Shares Granted:             212,550
         Total Exercise Price:                       $27,631.50
         Type of Option:                             Non-Qualified Stock Option
         Term/Expiration Date:                       April 10, 2008 (Seventh anniversary of
                                                     Date of Grant) - exercise period shall
                                                     not be reduced by termination of
                                                     employment

        Exercise and Vesting Schedule:

        This Option shall vest and become exercisable according to the following schedule:


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        Subject to the following paragraphs, this Option shall vest and become exercisable with respect to thirty-three and one-third percent (33 1/3%) of the shares of the Company's Common Stock subject to the Option (the "Shares") on the one-year anniversary of the Option's Vesting Commencement Date, and thereafter, with respect to thirty-three and one-third percent (33 1/3%) of the Shares on each successive twelve-month anniversary following the one-year anniversary of the Option's Vesting Commencement Date (each, a "Vesting Date"), commencing with the first such anniversary, such that this Option shall be vested and exercisable with respect to one hundred percent (100%) of the Shares on the third anniversary of the Option's Vesting Commencement Date; provided, however, that Optionee has remained in Continuous Status as an Employee or Consultant as of each Vesting Date.

        Notwithstanding the foregoing, this Option shall vest and become exercisable with respect to one hundred percent (100%) of the Shares subject to the Option immediately prior to the earlier of (i) Optionee's termination of employment with the Company for Good Reason or by the Company for any reason other than Cause, death or Disability (each such term as defined in that certain Employment Agreement between the Company and Optionee, dated as of August 22, 2000, as may be amended from time to time), (ii) in addition to the conditions upon which the Option may automatically accelerate and become exercisable in accordance with the Plan, upon the consummation of the following: (a) any sale, merger, consolidation, tender offer or similar acquisition of shares, or other transaction or series of related transactions (each a "Transaction") as a result of which at least a majority of the voting power of the Company is not held, directly or indirectly, by the persons or entities who held the Company's securities with voting power before such Transaction; (b) a sale or other disposition of all or substantially all of the Company's assets, whether in one transaction or a series of related transactions; (c) individuals who on the date hereof constitute the Board of Directors and any new Director (other than a Director designated by a person or entity who has entered into an agreement to effect a transaction described in clause (a) or (b) above) whose nomination and/or election to the Board of Directors was approved by a vote of at least a majority of the Directors then still in office who either were Directors on the date hereof or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors or (d) upon consummation of the acquisition transaction by and between drkoop.com, Inc. and Ivonyx Group Services, Inc.

        Termination Period:

        This Option may be exercised, to the extent vested, at any time prior to the Term/Expiration Date provided above.

II.     AGREEMENT

1. Grant of Option. The Company hereby grants to the Optionee an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant (the "Notice of Grant"), at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference. This Option is not intended to, and does not, qualify as an Incentive Stock Option as defined in Section 422 of the Code.


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      2. Exercise of Option. This Option is exercisable as follows:

        (a) Right to Exercise.

            (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee's Continuous Status as an Employee or Consultant.

            (ii) This Option may not be exercised for a fraction of a Share.

            (iii) In the event of Optionee's termination of Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by
Section 5 below.

            (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

      (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan or as may be necessary in order for the Company to comply with Applicable Laws. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

      No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash;

         (b) check;

         (c) with the consent of the Administrator, other shares of Common
Stock that (i) in the case of shares acquired upon exercise of an option granted by the Company either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;


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


      (d) with the consent of the Administrator in its sole and absolute discretion, authorization from the Company to retain from the total number of shares as to which the Option is exercised that number of shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised;

      (e) with the consent of the Administrator, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price;

      (f) with the consent of the Administrator, a combination of any of the foregoing methods of payment;

      (g) with the consent of the Administrator, a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the Shares to be issued, plus a promissory note for the balance of the exercise price; or

      (h) with the consent of the Administrator, such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

   4. Restrictions on Exercise. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

   5. Termination of Relationship. If Optionee terminates Continuous Status as an Employee or Consultant for any reason, Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date of such termination. To the extent that Optionee was not vested in this Option at the date on which Optionee terminates Continuous Status as an Employee or Consultant, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

   6. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution . It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.

                            [SIGNATURE PAGE FOLLOWS]


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               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                                   DRKOOP.COM, INC.

                                   By:  /s/ RICHARD M. ROSENBLATT
                                      -----------------------------------

                                   Name:  Richard M. Rosenblatt
                                         --------------------------------

                                   Title: Chief Executive Officer
                                         --------------------------------



        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 EQUITY PARTICIPATION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: April 11, 2001

                                             /s/ STEPHEN PLUTSKY
                                            --------------------------------
                                            STEPHEN PLUTSKY


                                            Residence Address:




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

                                    EXHIBIT A

                                DRKOOP.COM, INC.

                         2000 EQUITY PARTICIPATION PLAN

                                 EXERCISE NOTICE


drkoop.com, Inc.

Attention:  Secretary

      1. Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of drkoop.com, Inc. (the "Company") under and pursuant to the drkoop.com, Inc. 2000 Equity Participation Plan (the "Plan") and the Non-Qualified Stock Option Agreement dated _____________, _____, (the "Option Agreement").

      2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section IV of Article One of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

      4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      5. Restrictive Legends.

            (a) Legends. Optionee understands and agrees that the Company shall cause any other legends that may be required by state or federal securities laws to be placed upon any certificate(s) evidencing ownership of the Shares.

            (b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of


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this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

      8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.



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      12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                     Accepted by:

OPTIONEE:                                         DRKOOP.COM, INC.


                                                  By:
---------------------------------------------         -------------------------

                                                  Its:
                                                      -------------------------

Address:

--------------------

--------------------

--------------------





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


                                    EXHIBIT A

                                DRKOOP.COM, INC.

                         2000 EQUITY PARTICIPATION PLAN

                                 EXERCISE NOTICE


drkoop.com, Inc.

Attention:  Secretary

      1. Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of drkoop.com, Inc. (the "Company") under and pursuant to the drkoop.com, Inc. 2000 Equity Participation Plan (the "Plan") and the Non-Qualified Stock Option Agreement dated _____________, _____, (the "Option Agreement").

      2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section IV of Article One of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

      4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      5. Restrictive Legends.

         (a) Legends. Optionee understands and agrees that the Company shall cause any other legends that may be required by state or federal securities laws to be placed upon any certificate(s) evidencing ownership of the Shares.

         (b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

      8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

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      12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                            Accepted by:

OPTIONEE:                                DRKOOP.COM, INC.


                                         By:
-----------------------------               -----------------------------------

                                         Its:
                                            -----------------------------------

Address:

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-----------------------

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